April 2017 AmTrust Financial Services, Inc. Year End 2016 Investor Presentation CONSISTENT VISION DIFFERENTIATED MODEL SUSTAINABLE GROWTH Exhibit 99.1

Forward Looking Statements
This supplemental presentation contains certain forward-looking statements that are intended to be covered by the safe harbors created by the Private Securities Litigation Reform Act of 1995. When we use words such as “anticipate,”
“intend,” “plan,” “believe,” “estimate,” “expect,” or similar expressions, we do so to identify forward-looking statements.
Examples of forward-looking statements include the plans and objectives of management for future operations, including those relating to future growth of our business activities and availability of funds, and are based on current expectations that involve assumptions that are difficult or impossible to predict accurately and many of which are beyond our control. Actual results may differ materially from those expressed or implied in these statements as a result of significant risks and uncertainties, including, but not limited to, non-receipt of expected payments from insureds or reinsurers, changes in interest rates, a downgrade in the financial strength ratings of our insurance subsidiaries, the effect of the performance of financial markets on our investment portfolio, the amounts, timing and prices of any share repurchases made by us under our share repurchase program, development of claims and the effect on loss reserves, accuracy in projecting loss reserves, the cost and availability of reinsurance coverage, the effects of emerging claim and coverage issues, changes in the demand for our products, our degree of success in integrating acquired businesses, the effect of general economic conditions, state and federal legislation, regulations and regulatory investigations into industry practices, our ability to timely and effectively remediate the material weaknesses in our internal control over financial reporting and implement effective internal control over financial reporting and disclosure controls and procedures in the future, risks associated with conducting business outside the
United States, the impact of Brexit, developments relating to existing agreements, disruptions to our business relationships with Maiden Holdings, Ltd. or National General Holdings Corp., breaches in data security or other disruptions with our technology, heightened competition, changes in pricing environments, and changes in asset valuations. Additional information about these risks and uncertainties, as well as others that may cause actual results to differ materially from those projected, is contained in our filings with the SEC, including our Annual Report on Form
10-K and our quarterly reports on Form 10-Q. Any projections and statements in this supplemental presentation speak only as of the date of this supplemental presentation and we undertake no obligation to update or revise any forward-
looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

3 CONSISTENT VISION DIFFERENTIATED MODEL SUSTAINABLE GROWTH

4 Created Shareholder Value STRONG BOOK VALUE GROWTH (%) BVPS CAGR 19.4% 2.35 2.69 2.70 3.97 4.95 6.10 7.33 8.28 10.37 12.74 13.81 0 4 8 12 16 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016

5 Consistent Growth Since the Beginning 0 2,500 5,000 7,500 10,000 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 GWP AND INVESTED ASSETS ($, Millions) GWP Invested assets

6
History of Strong Underwriting

•
Granular lower risk portfolio and geographic diversity drive lower loss ratios
•
Propriety technology drives lower costs, enhanced underwriting, and improved agent and client experience
-
Results in lower origination costs and improved retention
-
Enables strong data mining and analysis of enhanced portfolio metrics
•
Ceding commission further reduces net acquisition costs
GROSS WRITTEN PREMIUMS
($, Billions)
NET COMBINED RATIO
(%)
$2.15
$2.75
$4.11
$6.09
$6.80
$7.95
0

8
10
2011
2012
2013
2014
2015
2016
65.4
65.0
67.0
66.4
66.7
67.3
26.2
25.3
24.2
24.7
24.7
26.4
91.6
90.3
91.2
91.1
91.4
93.7
0%
25%
50%
75%
100%
2011
2012
2013
2014
2015
2016

7 Consistent Investment Income Growth INVESTMENT INCOME ($, millions) Conservative, High Quality Investment Strategy 6 Year CAGR 30% $0 $60 $120 $180 $240 2011 2012 2013 2014 2015 2016

Small Business Focus
TARGET lower-risk,
underserved businesses
•
Top 60 classes include
restaurants, retailers and
professional
offices
•
Average policy premium of $10K
LOWER price sensitivity than
traditional products
•
Strong client retention with 84%
renewal rates on business
written
•
Innovative
technology creates
ease-of-use
BROAD DISTRIBUTION
through
7,500+ retail and wholesale
agents
•
Distribution
network across the
West, Mid-Atlantic, Southeast
and Mid-West regions
•
Agents highly trained on
AmTrust’s
preferred industry
classes
DISCIPLINED and
consistent
pricing through
extensive
historical data
•
Valued by
policyholders and
distributors
Differentiated
Approach to
Insuring
Small
Businesses

Revenue Contribution by Business Segment
Specialty Risk and
Extended Warranty
United States, UK, Italy,
France, Norway
•
Low hazard and non-
catastrophic accidental
damage and mechanical
breakdown coverage for
consumer and commercial
goods in U.S. and E.U.
•
Specialty commercial and
consumer coverage
internationally
Specialty Program
California, New York,
New Jersey, Florida
•
Over 186 programs in
Workers’ Compensation,
general liability, commercial
auto and property coverage
to specialized niche sectors
or geographic regions
through risk sharing
agreements with 50 MGAs
Largest
Markets
Primary
Products
2016 Revenue
$5.45 Billion,
by Business
Segment
40%
28%
5%
17%
10%
Small Commercial Business
Specialty Risk and
Extended Warranty
Investment
Income
Specialty
Program
Service and
Fee Income
Small Commercial
Business
California, New York, Florida,
New Jersey
•
Workers’ Compensation
insurance in low and medium
hazard classes
•
61% of segment’s GWP is
Workers’ Compensation
•
39% of segment’s GWP is
commercial package and
other low-hazard P&C
products

Consistent Business Segment Performance
SMALL COMMERCIAL
BUSINESS
(GWP $, millions)
SPECIALTY
PROGRAM
(GWP $, millions)
SPECIALTY RISK &
EXTENDED WARRANTY
(GWP $, millions)
%
Small Commercial Business
Specialty
Risk & Extended Warranty
Specialty Program
2014
2015
2016
2014
2015
2016
2014
2015
2016
Loss Ratio
65.7
65.4
66.3
66.5
67.6
66.3
67.3
68.9
71.5
Expense
Ratio
26.2
25.8
26.9
21.6
21.3
24.1
27.2
27.6
28.8
$0
$1,000
$2,000
$3,000
$4,000
$5,000
2014
2015
2016
$0
$600
$1,200
$1,800
$2,400
$3,000
2014
2015
2016
$0
$600
$1,200
$1,800
$2,400
$3,000
2014
2015
2016

Diverse, Lower Volatility Product Mix
•
Balanced mix of
higher frequency and
low hazard business
lines
•
Business lines with
predictable loss
experience
•
Lower pricing
pressures
•
Higher retention
rates
•
Differentiated
workers’ comp
franchise in small
business market
•
Attractive warranty
insurance franchise
OTHER
LIABILITY
COMMERCIAL
AUTO
WORKERS’
COMPENSATION
OTHER
WARRANTY
39%
11%
9%
16%
25%
2016
Gross Written
Premiums

Diversifying Geographic Footprint
•
Leveraging existing core
competencies (people,
technology, data, etc.) to
act on new opportunities
globally
•
Continue to target lower
risk, shorter tail business
lines
•
Increasing global
diversification will
insulate against country-
specific volatility
•
Growth opportunities in
Europe as well as
Southeast Asia
UNITED KINGDOM
OTHER
UNITED
STATES
ITALY
7%
4%
81%
8%
2016
Gross Written
Premiums

Small Low Hazard Workers’ Comp
Performs Better Across the Industry
0%
10%
20%
30%
40%
50%
All
Top 60 All Sizes
Top 60 < $25k
CALIFORNIA INDUSTRY INCURRED LOSS
RATIOS
(1)
: 4-YEAR AVERAGE (%)
(1)
Source: WCRB
(2)
Source: NCCI
0%
10%
20%
30%
40%
50%
60%
All
Top 60 All Sizes
Top 60<$25k
FLORIDA INDUSTRY FULLY DEVELOPED
LOSS RATIOS
(2)
: 5-YEAR AVERAGE (%)

Growing High-Margin Service and Fee Revenue
SERVICE AND FEE REVENUE
($, millions)
High-margin, unencumbered source of
cash flow, requiring limited capital
6
Year CAGR
38%
•
Fees-based business represents
approx. 10% of total revenue
•
Sources of service and fee
revenue
–
Warranty and Consumer Services
–
Assigned Risk
–
Policy Issuance Fees
–
Workers’ Compensation Fund
Management
–
Insurance Brokerage Fees
–
Unemployment Insurance Services
–
IT Systems Management and
Support
–
Asset Management
•
Growth driven organically and
through acquisition
•
Complementary to insurance
business
•
Significant embedded value in
the service and fee business
$0
$100
$200
$300
$400
$500
$600
2011
2012
2013
2014
2015
2016

26.4%
31.7%
33.2%
34.5%
35.1%
35.5%
38.8%
20%
28%
36%
44%
AFSI
EIG
WRB
THG
CNA
SIGI
MKL
Q4 2016 EXPENSE RATIOS
Technology Innovation Drives Sector’s
Lowest Expense Ratio
Proprietary
technology
Economies
of scale
Efficient
use of
reinsurance
Control of
expenses
Source: SNL

Underwriting Excellence
AmTrust has always been an underwriting
company
•
Team of experienced underwriters underwrite
the policies
•
Online system declines undesirable risks and
underwriting filters predetermine pricing tiers for
agent/underwriters
•
Daily morning reports provided to staff to review
prior day’s activities
Stable loss ratio and pricing
•
Disciplined pricing throughout the underwriting
cycle
•
Low hazard risks limit severity risk
•
Since inception, have remained focused on our
small business client base
Proprietary technology
•
Technology enables individual underwriting
decisions on over 200,000 risks
AMTRUST’S LOSS RATIO
(%)

65.0
67.0
66.5
66.8
67.3
0
15
30
45
60
75
2012
2013
2014
2015
2016

Raised over $2.0 billion in capital
(Since December 2013)
$115 million
6.75% non-cumulative preferred stock offering, June 2013
$250 million
6.125% private placement of senior notes, August 2013
$105 million
6.75% non-cumulative preferred stock, July 2014
$80 million
7.625% non-cumulative preferred stock offering, September 2014
$76 million
2.75% convertible note in a privately negotiated exchange of the
5.5% convertible note, December 2014 (new money only)
$172 million
6.9
million
share
(1)
common
equity
raise,
January
2015
$182 million 7.5% non-cumulative preferred stock offering, March 2015
$150 million 7.25% 40YR subordinate notes, June 2015
$135 million 7.50% 40YR subordinate notes, September 2015
$315 million 10 million share
(1)
common equity raise, November 2015
$143 million 7.75% non-cumulative preferred stock offering, March 2016
$288 million 6.95% non-cumulative preferred stock, September 2016
(1) Reflects 2 for 1 stock split
Thoughtful Capital Management to
Sustain Growth
SHAREHOLDERS’ EQUITY (GAAP)
($, millions)
0
1,000
2,000
3,000
4,000
2012
2013
2014
2015
2016
Over the last 12 months,
AmTrust has raised approximately
$750 million of capital and generated
$363 million in net income to common,
increasing capital by $545 million

Commercial Business Overview

We are dedicated to small business.
AmTrust offers multi-line workers’ compensation and commercial insurance for small businesses across the U.S. Our focus on small account sizes and lower hazard industry classes, combined with constant review and analysis resulting in nimble responses to changing trends, mitigates loss volatility and allows
AmTrust to grow profitably. Small commercial business loss ratio consistently in the 65-66% range.
COMMERCIAL
PACKAGE & OTHER
LOW-HAZARD P&C
WORKERS’
COMPENSATION
SMALL COMMERCIAL BUSINESS
Gross Written Premium
MARKET LEADERSHIP
AmTrust
ranks
Top 3
ranked workers’ comp carrier
$4.0
Billion
Preferred Industry
Classes
•
Restaurants
•
Hospitality
•
Offices/Professional
•
Retail
•
Community Banks
•
Auto Service
•
Service Industries
•
Light Manufacturing
•
Not-for-Profits
•
Artisan contractors
•
Wholesale operations
•
Schools
Small Business
Insurance Coverages
•
Workers’ Compensation
•
Businessowners
(BOP)
•
Commercial Package (ezPac)
•
Commercial Auto (ezAuto)
•
Contractors GL/IM (ezArtisan)
•
AmTrust
Workplace (EPLI)
•
Garage (Auto Service Plus)
•
Directors & Officers
•
Fiduciary Bonds/Professional
•
Transportation (Motor Carrier)
•
Surety (Contractors & License Bonds)
•
Umbrella
61%
39%

We provide specialized business and warranty insurance solutions.
AmTrust offers a variety of specialty risk products, including payment protection insurance, motor vehicle service contracts, consumer and commercial product coverage. Extensive new client and product diligence, and proactive claims management resulting in real-time pricing adjustments, allows AmTrust to grow profitably. Specialty risk & warranty loss ratio (global) consistently in the 66-67% range.
MARKET LEADERSHIP
AmTrust ranks
Top 3
warranty provider in the U.S.
Specialty Risk & Warranty Overview
MANAGE MILLIONS OF
ACTIVE CONTRACTS
Distribution Channels
•
Original equipment
manufacturers
•
Retailers
•
Automotive dealers
•
Affinity partners
•
Direct-to-consumer
•
Brokers, third-party
administrators, and MGAs
•
A variety of channels for
product delivery assures
flexibility as opportunities
develop
Specialty Risk
Insurance Coverages
•
Automotive
•
Consumer electronics and
appliances
•
Commercial equipment
•
Recreational vehicle and power
sports
•
A large array of products that
allows for growth in shifting
markets

A History of International Growth
IGI
(AmTrust
Europe)
AmTrust Insurance
Spain
AmTrust
Nordic
TecProtec
(AmTrust Mobile
Solutions)
AmTrust Italia
Car Care
Plan
2007
2005
2011
2013
2014
2010
Sagicor
(AmTrust at Lloyd’s)
2015
Genworth
(AMT Mortgage
Insurance)
Composite Legal
Expenses
AGRM
(AmTrust France)
2003
International
Operations
begin through
AIU
$1m GWP
2016
ANV
Nationale
Borg
Globally diversified risk portfolio with an attractive business and exposure mix, built to deliver stable and sustainable returns
Investment in a scalable operating platform and commitment to delivering efficiency improvements
Additional revenue through acquisition of distribution and servicing businesses
Growth of Lloyd’s insurance business
Establishing key building blocks to effectively support future growth and expansion

AmTrust International
CAPABILITIES
Building a multinational company that can serve our clients
both locally & globally
EXPANSION
Target businesses that support our niche insurance focus
and can benefit from our creative structures and IT
DIVERSIFICATION
Offering a range of insurance products and distribution and
service capabilities
GLOBAL PRESENCE
1,520 employees with
offices in 25 countries
LEVERAGE
Leveraging AmTrust tools
and capabilities for
operating efficiencies
QUALITY
Access to Lloyd’s offers “A+” rated (S&P) product and
removes barriers to enter into new markets
A+

22
AmTrust International Offices and Operations
Lima, Peru
Santa Cruz, Bolivia
Sao Paulo, Brazil
Rio de Janerio, Brazil
Curaco, Curaco
Asuncion, Paraguay
New Jersey, USA
Dublin, Ireland
Paris, France
Lyon, France
Barcelona, Spain
Madrid, Spain
London, England
Nottingham,
England
Cardiff, Wales
Chiswick, England
Leeds, England
Colchester, England
Stockholm, Sweden
Moscow, Russia
Frankfurt, Germany
Neu-Isenburg,
Germany
Helsinki, Finland
Amsterdam,
Netherlands
Luxembourg
Milan, Italy
Genoa, Italy
Naples, Italy
Antwerp, Belgium
Istanbul, Turkey
Mumbai, India
Kuala Lumpur,
Malaysia
Selangor, Malaysia
Jakarta, Indonesia
Shanghai, China
Ho Chi Minh City,
Vietnam
Singapore
AmTrust
International
Underwriters
AmTrust
Europe
AmTrust
at Lloyd's
Car Care Plan
Motors Insurance
Company
AmTrust
Insurance
Services
AmTrust
Insurance
Spain
AmTrust
Mobile
Solutions
AmTrust
Revive
Gadget Repair
Solutions
Composite Legal
Expenses
Arc Legal
AMT Mortgage
Insurance
Nationale
Borg
GLOBAL OFFICES
OPERATIONS

Technology is Core
PROPRIETARY SYSTEMS
offer competitively lower processing costs
SIGNIFICANT CAPACITY
AmTrust
software and compute cloud
Multiple data center nodes
SINGLE PLATFORM
provides timely and granular analysis of business
and efficient absorption of acquisitions
CUSTOMIZED
SYSTEM
creates quick response
to market opportunities
and adaptation faster
rate of innovation

2016 GROSS EXPENSE IT RATIOS
We build
our own
We
consolidate
to common
platforms
IT costs well
below industry
average
1.8%
5.0%
3.7%
4.9%
0%
2%
4%
6%
AmTrust
Industry: Large
Industry: High Performer
Industry Overall
Source: Novarica
Note:  Industry Large > $1B
IT Advantage

Improved Operations through Analytics

QUANTITATIVE UNDERWRITING
Enhance underwriting process by
utilizing various predictive models from
estimating losses to pricing elasticity
CALL CENTER OPTIMIZATION
Analyze raw telecom data, model call
patterns and create plans for staffing
optimization and refine training guidelines
FRAUD DETECTION & PREVENTION
Utilizing both structured data (claims and
policy data)
and textual data (notes, police reports,
social medial, speech analytics)
to build predictive
& behavioral models
WORKFLOW TRANSFORMATION
Automatic routing based on skills,
experience and best fit between
customer and employee for optional
outcome
BUILDING A DATA SCIENCE CENTER OF EXCELLENCE
UTILIZING BIG DATA
Combine analytical applications (scoring model,
behavioral models)
with continuous stream of
real-time & third party data (vehicle sensors,
satellite data)
360 DEGREE CUSTOMER PROFILES
Using direct and indirect data (social media,
blog comments, website, yelp reviews)
to refine our
sales, marketing and existing customer
service

FINANCIAL INFORMATION

($,
millions, except per share amounts)
Restated
2014
Restated
2015
2016
% Change
Gross Written Premium
$
6,092.4
$
6,799.5
$
7,949.3
16.9%
Net Written Premium
$
3,941.2
$
4,261.9
$
4,851.3
13.8%
Net Earned Premium
$
3,506.8
$
4,021.2
$
4,668.0
16.1%
Service and Fee Income
365.4
428.1
538.0
25.7%
Net Investment Income & Realized Gains
148.0
164.4
244.5
48.7%
Total Revenues
4,020.2
4,613.8
5,450.5
18.1%
Loss and LAE Expense
2,331.3
2,688.1
3,142.3
16.9%
Acquisition Cost and Other Underwriting Expense
870.7
993.5
1,230.2
23.8%
Other Expense
422.5
473.3
564.1
19.2%
Income before Other Income (Expense),
Equity Earnings, Interest Expense & Tax
$
395.7
$
458.8
$
513.9
12.0%
Income Gains from Life Settlements
12.3
19.8
46.1
132.5%
Equity In Earnings of Unconsolidated Subsidiary
28.4
25.4
15.6
(38.4)%
Non-Controlling Interest
0.4
(6.9)
(19.4)
NM
Foreign Currency Gain (Loss)
56.4
47.3
(29.3)
NM
Gain on Acquisition/Sale
6.6
5.8
48.8
NM
Loss of Extinguishment of Debt
(9.8
(5.3)
—
NM
Net Income attributable to AFSI
$
415.7
$
457.6
$
430.4
(6.0)%
Dividends on Preferred Stock
(12.7
(31.6)
(47.8)
NM
Operating Earnings
(1)
$
429.8
$
469.5
$
408.7
(12.9)%
Operating Diluted EPS
(1)
$
2.70
$
2.79
$
2.34
(16.0)%
Operating ROE
(1)
30.2
24.4%
17.8%
Net Loss Ratio
66.5
66.8%
67.3%
Net Expense Ratio
24.8
24.8%
26.4%
Net Combined Ratio
91.3
91.6%
93.7%
Summary Income Statement
(1)
Please
see
the
Non-GAAP
reconciliation
footnote
on
slide
31
for
important
information
about
these
Non-GAAP
measures.

($,
millions, except per share amounts)
Restated
2014
Restated
2015
2016
% Change
Cash and Investments
$
5,648.1
$
7,211.6
$
9,235.7
28.1%
Reinsurance Recoverable
2,440.7
3,007.4
4,329.5
44.0%
Premiums Receivable, Net
1,892.0
2,236.0
2,802.2
25.3%
Goodwill and Intangible Assets
667.7
800.0
1,243.1
55.4%
Deferred Policy Acquisition Costs
629.3
693.6
928.9
33.9%
Other Assets
2.581.0
3,317.5
4,075.3
22.8%
Total Assets
$
13.858.8
$
17,266.1
$
22,614.7
31.0%
Loss and LAE Reserve
5.664.2
7,208.4
10,140.7
40.7%
Unearned Premiums
3.449.5
4,014.4
4,880.1
21.6%
Debt
746.0
993.1
1,234.9
24.4%
Reinsurance Payables, Accrued Expenses and Other Liabilities
1,927.1
2,148.7
2,892.0
34.6%
Total Liabilities
$
11,786.8
$
14,364.6
$
19,147.7
33.3%
Redeemable Non-Controlling Interest
0.6
1.2
1.4
15.9%
AmTrust Financial Shareholders' Equity
1,912.2
2,723.8
3,269.1
20.0%
Non-Controlling Interest
159.2
176.5
196.5
11.4%
Total Shareholders' Equity
$
2,071.4
$
2,900.2
$
3,465.6
19.5%
Total Liability and Shareholder's Equity
$
13,858.8
$
17,266.1
$
22,614.7
31.0%
Book Value Per Share
$
10.37
$
12.74
$
13.81
8.4%
Balance Statement Highlights

2016 Quarterly Financial Data

2016
($,
millions, except per share amounts)
Restated
Mar
31,
Restated
Jun 30,
Restated
Sept
30,
Dec 31,
FY2016
Earned Premium
$
1,074.3
$
1,181.8
$
1,196.2
$
1,215.7
$
4,668.0
Investment Income
49.4
50.7
59.9
48.0
208.0
Service and Fee Income
128.8
124.3
133.9
151.0
538.0
Total Revenue
1,260.5
1,371.9
1,398.2
1,419.8
5,450.5
Loss and LAE Expense
715.1
784.4
811.0
831.8
3,142.3
Acquisition Cost and Other Underwriting Expense
272.5
294.5
304.0
359.2
1,230.2
Other
129.3
134.3
139.3
161.2
564.1
Interest Expense
15.9
17.9
22.1
23.6
79.5
Provision for Income Taxes
19.0
23.8
23.2
19.4
85.3
Net Income
96.8
144.5
95.2
93.8
430.4
Income Attributable to Common Stockholders
84.0
127.2
80.6
71.4
363.1
Basic EPS
$
0.48
$
0.74
$
0.47
$
0.41
$
2.10
Diluted EPS
$
0.47
$
0.73
$
0.47
$
0.41
$
2.08
Note: The above is a summary of the unaudited quarterly results of operations.

($,
millions,
except per share amounts)
Restated
2014
Restated
2015
2016
Net income to AFSI common stockholders
$
401.8
$
418.8
$
363.1
Less
Realized gain on securities
16.4
8.1
36.5
Foreign currency transaction gain/(loss)
56.4
47.3
(29.3
)
Non-cash interest on convertible senior notes
(2.6
(6.0)
(6.3)
Loss on extinguishment of debt
(9.8
(5.3)
—
Non-cash amortization of intangible assets
(96.4
(101.8)
(65.4)
Gain
resulting
from
decrease
in
ownership
percentage
of
equity
investment
in
unconsolidated
subsidiary
(related
party)
14.7
9.3
—
Acquisition gain
—
5.8
48.8
Gain
on Sale
6.6
—
—
Tax effect of adjustments reflected above
(2)
(13.2
(8.1)
(29.8)
Net
operating
earnings
attributable
to
AmTrust
common
share
(1)
$
429.8
$
469.5
$
408.7
Operating diluted earnings per share
(1)
$
2.70
$
2.79
$
2.34
Average
common
shares
outstanding
-
diluted
159.0
168.4
174.5
Operating ROE
(1)
30.2
24.4%
17.8%
Average equity
1,424.9
1,926.7
2,298.3
Non-GAAP Reconciliation
(1)
Please
see
the
Non-GAAP
reconciliation
footnote
on
slide
31
for
important
information
about
these
Non-GAAP
measures.
(2)
Please see the Non-GAAP reconciliation footnote on slide 31 for important information about these Non-GAAP measures.

Non-GAAP Reconciliation Footnote
(1) Operating earnings (“Operating Earnings”) is defined by the Company as net income attributable to AmTrust common stockholders less realized gain (loss) on investments, non-cash amortization of intangible assets, non-cash interest on convertible senior notes, loss on extinguishment of debt, foreign currency transaction gain (loss), gain resulting from decrease in ownership percentage of equity investment in unconsolidated subsidiary (related party), acquisition gain, and gain on sale, and should not be considered an alternative to net income. Operating diluted earnings per share is defined by the Company as Operating Earnings divided by the weighted average diluted shares outstanding for the period and should not be considered an alternative to diluted earnings per share.  Operating return on common equity is defined by the
Company as Operating Earnings divided by the average common equity for the period and should not be considered an alternative to return on common equity.  The Company believes Operating Earnings, operating diluted earnings per share and operating return on common equity are more relevant measures of the Company's profitability because Operating
Earnings, operating diluted earnings per share and operating return on common equity contain the components of net income upon which the Company's management has the most influence and excludes factors outside management's direct control and non-recurring items. The Company's measure of Operating Earnings, operating diluted earnings per share and operating return on common equity, may not be comparable to similarly titled measures used by other companies.
(2) The Company calculated the income tax effect of certain adjustments using the U.S. federal statutory income tax rate of 35%. Specifically, gross realized gain on investments is predominantly U.S. sourced and, therefore, is subject to tax at
35%. In addition, the gain resulting from a decrease in ownership percentage of equity investment in unconsolidated subsidiary (related party) is U.S. sourced income subject to tax at 35%. Gain on sale is U.S. sourced income subject to tax at 35%. Acquisition gain is both U.S. and foreign sourced gain that is ultimately subject to tax at 35%. The Company does not report non-cash amortization of intangible assets, non-cash impairment of goodwill, non-cash interest on convertible senior notes, loss on extinguishment of debt, or foreign currency transaction gain/(loss) net of tax.